Exhibit 10.4

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is made and entered into as of May 31, 2005, by and between VoIP, Inc., a Texas corporation (the "Company"), and YTMJ, LLC, a Delaware limited liability company (the "Stockholder").

      The Company and the Stockholder hereby agree as follows:

      1. Definitions. Capitalized terms used and not otherwise defined herein shall have the following meanings:

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" means shares of the Company's common stock, par value $0.001 per share.

      "Effectiveness Period" means a period of at least 120 consecutive days.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

      "Holder" or "Holders" means the Stockholder or any of its respective affiliates or transferees to the extent any of them hold Registrable Securities.

      "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

      "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

      "Registrable Securities" means shares of Common Stock issued to the Stockholder pursuant to that certain Exchange Agreement, of even date herewith, by and among the Company, the Stockholder and certain subsidiaries of the Company, at any time owned, either of record or beneficially, by any Holder and any additional Common Stock issued as a dividend, distribution or exchange for, or in respect of such shares and such Registrable Securities shall be in addition to any shares of Common Stock owned by the Stockholder that are entitled to registration rights (the "Other Shares") under that certain Registration Rights Agreement, of even date herewith, by and among the Company, the Stockholder and the former stockholders of Caerus, Inc. (the "Stockholders' Registration Rights Agreement").

      "Registration Statement" means each registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

      "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

      "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

      "Securities Act" means the Securities Act of 1933, as amended, and any successor statute.

      "Trading Market" means any of the NASD OTC Bulletin Board, NASDAQ SmallCap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange.

      2. Piggyback Registration. (a) If the Company proposes to file with the Commission a Registration Statement for an offering for its Common Stock for its own account or for the account of another (other than a registration on Form S-4 or S-8 (or any substitute form or rule, respectively, that may be adopted by the Commission)), the Company shall give written notice of such proposed filing to the Holders at the address set forth in the share register of the Company as soon as reasonably practicable (but in no event less than 20 days before the anticipated filing date), and such notice shall offer each Holder the opportunity to register (in addition to the Other Shares) on the same terms and conditions such number of shares of (up to fifty percent (50%) of the Registrable Securities held by such Holder as of the closing date (the "Closing Date") of the merger of Caerus, Inc. and a wholly-owned subsidiary of the Company (a "Piggyback Registration"). Each Holder will have five business days after receipt of any such notice to notify the Company as to whether it wishes to participate in a Piggyback Registration; provided, that should a Holder fail to provide timely notice to the Company, such Holder will forfeit any rights to participate in the Piggyback Registration with respect to such proposed offering. If the Company shall determine in its sole discretion not to register or to delay the proposed offering, the Company may, at its election, provide written notice of such determination to the Holders and (a) in the case of a determination not to effect the proposed offering, shall thereupon be relieved of the obligation to register such Registrable Securities in connection therewith, and (b) in the case of a determination to delay a proposed offering, shall thereupon be permitted to delay registering such Registrable Securities for the same period as the delay in respect of the proposed offering. The Company shall be entitled to select the underwriters in connection with any Piggyback Registration. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall cause the Registration Statement to become effective and remain effective as provided


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

herein. The Company shall use its reasonable commercial efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof. The Holder may exercise its right to participate in each of the first 2 Piggyback Registrations occurring on or after the Closing Date (in addition to registrations under the Stockholders' Registration Rights Agreement), each time for twenty five percent (25%) of the total number of Registrable Securities owned by the Holder on the Closing Date (in addition to the Other Shares) (or such lesser amount as the Holder elects in its sole discretion). The Company represents that, based upon agreements with its pending funding source, it will file a Registration Statement approximately thirty (30) days after the date hereof, and that Holders will be allowed to participate therein as a Piggyback Registration, and that their participation in all Piggyback Registrations will be on terms and conditions at least as favorable as those applicable to other securities participating in the registration.

      (b) Certain Demands. At any time after the breach of the covenants set forth in (a) above, any Holder may make a written request of the Company for registration with the SEC, under and in accordance with the provisions of the Act, of all or any part of the Registrable Securities held by such Holder ("a Demand Registration"). Within 10 days after receipt of the request for a Demand Registration, the Company will send written notice (the "Notice") of such registration request and its intention to comply therewith to each of the Holders and the Company will include in such registration the Registrable Securities of such Holder described in (a) above and the other Holders or their transferee(s) or successor(s) with respect to which the Company has received written request for inclusion therein within 20 business days after the effectiveness of the Notice. No person or entity shall be entitled to include securities for sale pursuant to a Demand Registration requested by a Holder other than the Original Holders.

      3. Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

      (a) prepare and file with the Commission the Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its best efforts to cause the Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and promptly provide to the Holders copies of all filings and Commission letters of comment relating thereto;

      (b) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period;

      (c) furnish to the Holders such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as the Holders reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by the Registration Statement;

      (d) use its commercially reasonable efforts to register or qualify the Holders' Registrable Securities covered by the Registration Statement under the


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

securities or "blue sky" laws of such jurisdictions within the United States as the Holders may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

      (e) list the Registrable Securities covered by the Registration Statement with any securities exchange on which the Common Stock of the Company is then listed;

      (f) immediately notify the Holders at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

      (g) make available for inspection by the Holders and any attorney, accountant or other agent retained by the Holders, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the attorney, accountant or agent of the Holders.

      4. Registration Expenses. All expenses relating to the Company's compliance with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, reasonable fees of, and disbursements incurred by, one counsel for the Holders, are called "Registration Expenses." All selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Holders beyond those included in Registration Expenses, are called "Selling Expenses." The Company shall only be responsible for all Registration Expenses.

      5. Indemnification.

      (a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Holders, and its officers, directors and each other person, if any, who controls the Holders within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Holders, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holders, and each such person for any reasonable legal or other expenses incurred by them in connection with


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

investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to a Holder if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such Holder or any such person in writing specifically for use in any such document.

      (b) In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, each Holder (severally and not jointly) will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by such Holder to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that a Holder will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of such Holder specifically for use in any such document. Notwithstanding the provisions of this paragraph, a Holder shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by such Holder in respect of Registrable Securities in connection with any such registration under the Securities Act.

      (c) Promptly after receipt by a party entitled to claim indemnification hereunder (an "Indemnified Party") of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an "Indemnifying Party"), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5(c) if and to the extent the Indemnifying Party is materially prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such Indemnified


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

Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

      (d) In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Holders, or any officer, director or controlling person of the Holders, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Holders or such officer, director or controlling person of the Holders in circumstances for which indemnification is provided under this
Section 5; then, and in each such case, the Company and the Holders will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Holders is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (A) no Holder will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      6. Representations and Warranties.

      (a) The Company files reports pursuant to Section 12(g) of the Exchange Act and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act. The Company has filed (i) its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and (ii) its Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2005 (collectively, the "SEC Reports"). Each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i)


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

as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial condition, the results of operations and the cash flows of the Company and its subsidiaries, on a consolidated basis, as of, and for, the periods presented in each such SEC Report.

      (b) The Common Stock is listed for trading on the NASD Over the Counter Bulletin Board and satisfies all requirements for the continuation of such listing. The Company has not received any notice that its Common Stock will be delisted from the NASD Over the Counter Bulletin Board or that the Common Stock does not meet all requirements for the continuation of such listing.

      7. Resale Restrictions.

      (a) Leak-Out. Notwithstanding that the Registrable Securities will be registered for resale, the Holder agrees that, during the first twelve (12) months after the effective date of the first Piggyback Registration, the Holder will sell no more than one-sixth of his or its Registrable Securities during each such month, up to a maximum of one-fourth of the Holder's Registrable Securities in any quarter. Registrable Securities not sold in any such month shall accumulate and be salable at any time thereafter.

      (b) Short Sales. The Holder agrees that, during the term of this Agreement, it will not engage in short sales or other transactions intended to hedge the price of its Registrable Securities to the extent such transactions would be in violation of applicable law.

      8. Miscellaneous.

      (a) Remedies. The Company acknowledges that the Holders will be irreparably harmed by any failure of the Company to comply with its obligations hereunder. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

      (b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

      (c) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The


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

Company may provide appropriate stop orders to enforce the provisions of this paragraph. For purposes of this Section 8(c), a "Discontinuation Event" shall mean (i) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

      (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign its respective rights hereunder to any of its transferees of the Registrable Securities.

      (f) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

      (g) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of


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

Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement shall be commenced exclusively in the state and federal courts sitting in the City and County of Orlando. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City and County of Orlando for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

      (h) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

      (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      (j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (k) Rule 144. The Company agrees that at all time it will file in a timely manner all reports required to be filed by it pursuant to the Securities Act and the Exchange Act and will take such further action as any Holder of Registrable Securities may reasonably request in order that such holder may effect sales of shares of Common Stock pursuant to Rule 144 (including, without limitation, providing appropriate instructions to the transfer agent and any required opinions of counsel, at the Company's expense). At any time and upon request of a Holder of Registrable Securities, the Company will furnish such holder of Registrable Securities and others with such information as may be necessary to enable the Holder of Registrable Securities to effect sales of Common Stock pursuant to Rule 144 under the Act and will deliver to such Holder of Registrable Securities a written statement as to whether the Company has complied with such requirements.

      (l) Adjustments. Wherever in this Agreement there is a reference to a number of shares (e.g., "ten percent (10%) of the total number of Registrable Securities owned by the Holder on the Closing Date"), then, upon occurrence of any subdivision, combination, stock dividend or like event of such class or


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

series, the number of shares so referenced shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination, stock dividend or like event.

       [Balance of page intentionally left blank; signature page follows.]


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

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                   VOIP, INC.


                                   By:      /s/ Steven Ivester
                                      ----------------------------------------
                                            Steven Ivester, President


                                   YTMJ, LLC:


                                   By:  /s/ Malcolm F. Jones
                                      ----------------------------------------
                                   Name:    Malcolm Jones
                                        --------------------------------------
                                   Title:   Manager
                                         -------------------------------------



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